Drew Industries Incorporated



DREW INDUSTRIES INCORPORATED

A Leading National Supplier of a Wide Variety of Components for RVs and Manufactured Homes

DW LISTED NYSE

Forward-Looking Statements

- This presentation contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel, steel based components and aluminum) and other components, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, availability and costs of labor, employee benefits, employee retention, inventory levels of retail dealers and manufacturers, levels of repossessed products for which we sell our components, changes in zoning regulations for manufactured homes, seasonality and cyclicality in the industries to which we sell our products, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the pace of and successful integration of acquisitions and other growth initiatives, realization of efficiency improvements, the successful entry into new markets, the costs of compliance with increased governmental regulation, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2013, and in our subsequent filings with the Securities and Exchange Commission. We disclaim any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

SECTION 1

Overview

› Drew's Segments – LTM 9/2014


Net Sales - $1,126 million
MH = $115 million
10%
RV = $1,011 million
90%
MH = $10 million
11%
RV = $86 million
89%
Segment Operating Profit - $96 million

DREW INDUSTRIES INCORPORATED

Drew's Products – Components for RVs and Manufactured Homes

Net Sales of $1,126 Million for the 12 Months Ended September 30, 2014



RV Furniture and Mattresses: $125 million
RV Chassis, Slide-outs and Other Chassis Parts: $539 million
MH Chassis and Chassis Parts: $34 million
Other Products: $82 million
Axles and Suspension Products: $86 million
RV Segment Windows and Doors: $195 million
MH Segment Windows and Doors: $65 million
11%
3%
48%
7%
8%
17%
6%

DREW INDUSTRIES INCORPORATED

Financial Performance


Net Sales
RV Segment net sales
MH Segment net sales
EBITDA
EBITDA
Net Sales and EBITDA (1) (in millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$125
$100
$75
$50
$25
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
LTM 9/14
$255
$108
$147
$325
$171
$154
$354
$220
$134
$531
$348
$183
$669
$448
$221
$729
$509
$220
$669
$492
$177
$511
$368
$143
$398
$313
$85
$573
$477
$96
$681
$571
$110
$901
$781
$120
$1,016
$894
$122
$1,126
$1,011
$115

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see supplemental schedule).

DREW INDUSTRIES INCORPORATED

Consolidated Sales Growth

Sales for the twelve months ended December 31 for each year unless noted



$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
($ in millions)
2009
2010
2011
2012
2013
TTM 9/14
(d)
Acquisitions ($123M, 17%) (a)
Organic ($198M, 27%) (b)
Industry ($407M, 56%) (c)

a) Sales for acquisitions represent the trailing twelve month sales at the date of acquisition. Any post-acquisition change is included in organic or industry accordingly.
b) Organic growth consists primarily of gains in market share, price increases, increased adjacent industry sales and new product sales.
c) Industry growth represents the increase in industry-wide RV and MH wholesale shipments.
d) Proforma impact of recently completed acquisitions, assuming each of the acquisitions had been completed at the beginning of the twelve month period ended September 2014.

DREW
INDUSTRIES INCORPORATED

MANAGEMENT TEAM



JASON LIPPERT, CEO

> 19+ years with Drew



SCOTT MERENESS, PRESIDENT

> 19+ years with Drew



JOE GIORDANO, CFO & TREASURER

> 11+ years with Drew

> Average tenure of senior management 14+ years with Drew

SECTION 2

RV Industry

RV Market

Towable RVs

(Approximately 80% of Drew's RV Segment net sales)



88% of industry 2013 unit sales

62% of 2013 wholesale dollar sales, or $8.1 billion

Retail cost $4,000 to $100,000 per unit. Average about $29,000

Motorhomes

(Approximately 6% of Drew's RV Segment net sales)



12% of industry 2013 unit sales

38% of 2013 wholesale dollar sales, or $4.9 billion

Retail cost $41,000 to $400,000+ per unit. Average about $128,000

DREW INDUSTRIES INCORPORATED

Camper Market



38%
Active Campers
39,520,000*



54%
Tent Campers
21,340,800



23%
RV Campers
9,089,600



19%
Cabin Campers
7,508,800

11,310,000	Camp Every Year (53%)
3,414,000	Camp Every Other Year (16%)
6,615,000	Camp Every Few Years (31%)
6,090,000	Camp Every Year (68%)
818,000	Camp Every Other Year (9%)
2,090,000	Camp Every Few Years (23%)
3,454,000	Camp Every Year (45%)
1,727,000	Camp Every Other Year (23%)
2,402,000	Camp Every Few Years (32%)

DREW INDUSTRIES INCORPORATED

* Estimates based on 104 million households. All other (4%) 1,580,800, Statistics provided by KOA 2014.

Why We are Optimistic







More economical family vacations

- Typical RV family vacation is 23 to 59 percent less expensive for a family of four

Shift in U.S. culture toward more RV-related activities

- College and NFL football games
- NASCAR events
- More active, shorter, "greener", & family oriented vacations

Positive demographics

- The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020, 27 percent higher than in 2010
- One in ten vehicle-owning households between 50 and 64 owns at least one RV

DREW INDUSTRIES INCORPORATED

RVs - Industry Wholesale Shipments



Approximately 80% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs
(Industry units in thousands)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
500
400
300
200
100
0
2001: 157, 51, 49 = 257
2002: 196, 55, 60 = 311
2003: 214, 45, 62 = 321
2004: 254, 43, 73 = 370
2005: 281, 42, 61 = 384
2006: 293, 42, 56 = 391
2007: 262, 36, 55 = 353
2008: 185, 24, 28 = 237
2009: 138, 15, 13 = 166
2010: 199, 18, 25 = 242
2011: 213, 14, 25 = 252
2012: 243, 15, 28 = 286
2013: 268, 15, 38 = 321
LTM 9/14: 287, 14, 43 = 344
2014 P: 291, 14, 45 = 350
2015 P: 301, 15, 46 = 362
RV Share Held by TTs & 5th Wheels: 61% 63% 67% 69% 73% 75% 74% 78% 83% 82% 85% 85% 83% 83% 83% 83%

Projections for 2014 and 2015 are the latest published by the RVIA (Fall 2014).

RV Shipments

Compound Annual Growth Rate from 1980 to 2014(p) is 3.5%


RV Shipments
Thousands of Units
450 400 350 300 250 200 150 100 50 -
1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 (p)


RV Shipments vs Federal Interest Rate
Thousands of Units
450 400 350 300 250 200 150 100 50 -
18% 16% 14% 12% 10% 8% 6% 4% 2% 0%
1978 1981 1984 1987 1990 1993 1996 1999 2002 2005 2008 2011 2014 (p)


RV Shipments Annual Change
60% 40% 20% 0% -20% -40% -60%
1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 (p)


RV Shipments vs Consumer Confidence
Thousands of Units
450 400 350 300 250 200 150 100 50 -
150 125 100 75 50 25 0
1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 (p)

DREW INDUSTRIES INCORPORATED

- Shipments for 2005 and 2006 include approximately 18,000 and 9,000 towables purchased by FEMA for emergency housing and excludes 38,900 and 31,400 Emergency Living Units, respectively.
- Projections for 2014 and 2015 are the latest published by RVIA (Fall 2014).

RV Industry Trends


Travel Trailer and 5th Wheel RVs, Drew's primary RV market
Wholesale
Retail
(Units in thousands)
Units
300
275
250
225
200
175
150
125
100
75
50
25
0
185.1
226.4
138.3
164.3
199.2
186.0
212.9
206.0
242.9
222.8
268.0
250.8
207.9
214.4
226.6
223.4
2008
2009
2010
2011
2012
2013
Sep YTD '13
Sep YTD '14
Dealer Inventory Change
(41.3)
(26.0)
13.2
6.9
20.1
17.2
(6.5)
3.2

September retail sales data for RV's has not yet been published, therefore the 2014 retail data for RV's includes an estimate for September 2014 retail units.

Number of U.S. Households that Own an RV

(in Millions)



10
9
8
7
6
5
4
1980
1984
1988
1993
1997
2001
2005
2011

Statistics provided by RVIA Industry Profile 2013.

DREW INDUSTRIES INCORPORATED

Demographics

(RV Consumer Demographic profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Age of typical RV owner	49 years	48 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about 5 years on average.

DREW INDUSTRIES INCORPORATED

SECTION 3

Our RV Segment

RVs - Industry Wholesale Shipments
(Compared to Drew's Performance)

Approximately 80% of Drew's RV Segment net sales are for Travel Trailer and 5th Wheel RVs


(Industry units in thousands, net sales in millions)
Motorhomes
Other Towables
Travel Trailers & 5th Wheels
Drew RV Segment Net Sales
800
700
600
500
400
300
200
100
0
$1,000
$800
$600
$400
$200
$0
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 LTM 9/14 2014 P 2015 P
257 311 321 370 384 391 353 237 166 242 252 286 321 344 350 362
49 60 62 73 61 42 55 28 13 25 25 28 38 43 45 46
51 55 45 43 42 42 36 24 15 18 14 15 15 14 14 15
157 196 214 254 281 293 262 185 138 199 213 243 268 287 291 301
$108 $171 $220 $346 $448 $509 $492 $368 $313 $477 $571 $781 $894 $1,011

RV Share Held by TTs & 5th Wheels	61%	63%	67%	69%	73%	75%	74%	78%	83%	82%	85%	85%	83%	83%	83%	83%

DREW INDUSTRIES INCORPORATED

Projections for 2014 and 2015 are the latest published by the RVIA (Fall 2014).

Content Per New Towable RV

- Approximately 80% of RV Segment net sales are for Travel Trailer and Fifth-Wheel RVs
- 100% market share in existing products would yield an estimated $5,000 per Towable RV
- Growth in RV "features" drives content increases



2001-2013 average content increase = $170 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,716
$2,814

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	LTM 9/14
RV Segment operating profit margin	7.7%	8.4%	10.1%	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%	8.5%

DREW INDUSTRIES INCORPORATED

At industry production levels for the 12 months ended September 2014, each $100 increase in content adds approximately $29 million in sales for Drew.

Content Per New Motorhome RV

- Approximately 6% of RV Segment net sales are for Motorhome RVs
- 100% market share in existing products would yield an estimated $5,000 per Motorhome RV



2004-2013 average content increase = $122 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,252
$1,436

RV Segment operating profit margin	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	LTM 9/14
	8.2%	8.5%	7.4%	11.3%	5.9%	2.9%	7.9%	6.6%	6.0%	7.6%	8.5%

DREW INDUSTRIES INCORPORATED

At industry production levels for the 12 months ended September 2014, each $100 increase in content adds approximately $4 million in sales for Drew.

RV Segment Net Sales by Type



LTM 9/14- $1,011 Million
$104 million
10%
$38 million
4%
$62 million
6%
$807
million
80%
LTM 9/13- $867 Million
$89 million
10%
$24 million
3%
$44 million
5%
$710
million
82%
Travel Trailer & Fifth-Wheel - OEM
Motorhome - OEM
Aftermarket
Adjacent Industries

DREW INDUSTRIES INCORPORATED

SECTION 4

Manufactured Housing Industry

Manufactured Housing (MH) Market

- Cost per sq. ft. is $41 for MH vs. $83 for site-built homes
- Average retail price of $60,600 for a 1,470 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety
- Studies have shown MHs built since 1995 sustain no more damage in hurricanes than site-built homes

Manufactured Housing – Industry Production


Industry Units
250
200
150
100
50
0
(Industry units in thousands)
Multi-Sections
Single-Section
193
49
144
168
37
131
131
27
104
131
34
97
147
52
95
117
33
84
96
31
65
82
30
52
50
19
31
50
20
30
52
25
27
55
26
29
60
28
32
63
29
34
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
LTM 9/14

MH Share Held by Multi-Sections	75%	78%	79%	74%	65%	72%	68%	63%	63%	59%	51%	53%	53%	53%

There are no industry forecasts for the manufactured housing industry.

MH: Favorable Factors

- Industry Demand
  - Demand for quality, affordable housing is likely to increase
  - Baby boomers retiring in increasing numbers
  - Dealer and manufacturer inventory levels are reasonable
  - Availability of financing is still an issue, as is the weak overall housing market
- Drew
  - Drew remains profitable in MH Segment: 8.8% operating profit margin for the 12 months ended September 30, 2014

SECTION 5

Our Manufactured Housing Segment

Manufactured Housing – Industry Production
(Compared to Drew's Performance)



Industry Units
(Industry units in thousands, net sales in millions)
Drew's Net Sales
Multi-Sections
Single-Section
Drew's MH net sales
250
200
150
100
50
0
$250
$200
$150
$100
$50
$0
193
168
131
131
147
117
96
82
50
50
52
55
60
63
49
37
27
34
52
33
31
30
19
20
25
26
28
29
144
131
104
97
95
84
65
52
31
30
27
29
32
34
$147
$154
$134
$183
$221
$220
$177
$142
$85
$96
$111
$120
$122
$115
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
LTM 9/14
MH Share Held by Multi-Sections
75%
78%
79%
74%
65%
72%
68%
63%
63%
59%
51%
53%
53%
53%

DREW INDUSTRIES INCORPORATED

There are no industry forecasts for the manufactured housing industry.

Content Per New Manufactured Home

100% market share in existing products would yield an estimated $4,500 per home

Affordability of the homes constrains content growth


$663
$796
$871
$1,281
$1,330
$1,666
$1,450
$1,429
$1,307
$1,368
$1,493
$1,465
$1,332
$1,202
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
LTM 9/14

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	LTM 9/14
Sections per home	1.77	1.81	1.83	1.78	1.68	1.76	1.71	1.65	1.65	1.61	1.52	1.54	1.54	1.55
MH Segment operating profit margin	9.4%	9.7%	9.2%	8.4%	8.9%	8.1%	5.8%	4.3%	0.5%	8.3%	9.8%	10.3%	9.8%	8.8%

DREW INDUSTRIES INCORPORATED

MH Segment Net Sales by Type


LTM 9/14- $115 Million
$25 million
22%
$14 million
12%
$76 million
66%
OEM
Aftermarket
Adjacent Industries
LTM 9/13 - $124 Million
$29 million
23%
$13 million
11%
$82 million
66%

DREW INDUSTRIES INCORPORATED

SECTION 6

Strategy

Business Strategy

- Maximize profitability and return on assets through
  - New product introductions
  - Market share growth
  - Operational efficiencies
  - Diversification to related industries
  - Strategic acquisitions
- This strategy accomplished through
  - Outstanding customer service
  - Motivating management through strong profit incentives
  - Low cost manufacturing:
    - Optimizing production efficiencies and implementing stringent cost controls
  - Working capital management
  - R & D efforts
  - Disciplined and patient acquisition philosophy

Expanding Our Growth Potential

Opportunities	Est. Total Market
2011 – Newly Developed Line of RV Awnings	$ 100 million
2011 – Doors and Windows for Truck Caps, Horse Trailers and Buses	$ 100 million
2011 – Cross Sell Existing Products to Boat, Livestock, Equipment, Utility and Cargo Trailer Markets, as well as Mid-Size and School Buses	$ 400 million
2011 – Sales of Replacement Parts to the RV and Manufactured Housing Aftermarkets	$ 350 million
2013 – International RV Components	$ 750 million
2014 – Electronic control systems	$ 50 million
Total Market	**$ 1.8 billion**

DREW INDUSTRIES INCORPORATED

Acquisition Criteria

- Drew is a disciplined and patient acquirer
- Gain market share or add products from other suppliers through acquisitions
- Seek products or technologies that we can expand through our nationwide customer base and factory network
- Become an even more extensive supplier to our customers

DREW INDUSTRIES INCORPORATED

New Products & Acquisitions

2006

- **Acquire Trail Air:** Adding RV suspension products
- **Acquire Happijac:** Adding patented bed lifts for RVs

2007

- **Acquire Coach Step:** Adding electric steps for motorhomes
- **Acquire Extreme Engineering:** Expanding specialty trailer product line

2008

- Began production of entry doors for RVs
- **Acquire Seating Technology:** Adding furniture for RVs in Midwest market

2009

- Began production of entry doors for MH
- **Acquire QuickBite ™:** Adding a new innovative coupler

2010

- **Acquire Schwintek:** Adding wall-slide mechanism and motorhome leveling devices
- **Acquire Level Up ™:** Adding leveling system for fifth-wheel RVs

2011

- Introduce RVLOCK remote locking product
- **Acquire Sellers:** Adding chassis customization & suspension for motorhomes & transit buses

DREW INDUSTRIES INCORPORATED

New Products & Acquisitions

2011

- **Acquire M-Tec:** Adding components for RVs and mobile office units
- **Acquire Home-Style:** Expanding furniture for RVs in Northwest market
- **Acquire EA Technologies:** Expanding towable RV chassis and slide-out mechanisms
- **Acquire Starquest:** Adding windows for truck caps, horse trailers and buses
- **Acquire M&M Fabricators:** Expanding chassis customization operation

2012

- **Acquire Amerimax:** Additional RV towable entry doors
- Introduce RV awnings

2013

- **Acquire Midstates:** Adding Tool & Die and automation capabilities

2014

- **Acquire Fortress:** Expanding specialized RV chassis
- **Acquire Innovative Design Solutions:** Adding electronic control systems
- **Acquire Star Design:** Expanding plastic thermoforming
- **Acquire Power Gear & Kwikee:** Expanding RV leveling systems, slideouts and steps
- **Acquire Duncan Systems:** Expanding aftermarket presence

DREW INDUSTRIES INCORPORATED

2012 – 2014 Acquisitions

($ in millions)	Purchase Price	Historical Sales	Description
Amerimax	$ 1.7	$ 6	Entry doors for towable RVs
Midstates	$ 1.5	$ 2	Manufacturer of tools and dies, as well as automation equipment
Fortress	$ 3.3	$ 3	Specialized RV chassis
Innovative Design Solutions(1)	$ 35.9	$ 19	Electronic control systems encompassing a wide variety of RV applications
Star Design	$ 12.2	$ 10	Thermoformed plastics products
Power Gear & Kwikee	$ 35.5	$ 28	RV leveling systems, slideouts and steps
Duncan Systems(2)	$ 18.0	$ 26	Distributor of replacement awnings, motorhome windshields and other vehicle windows
Total	$108.1	$ 94	

DREW INDUSTRIES INCORPORATED

(1) Plus contingent consideration payable on future sales. IDS had annual sales of approximately $19 million in 2013, of which $13 million were to the Company.
(2) Plus contingent consideration payable on future sales.

The Future



- Increasing RV content
- RV industry growth
- Demographic tailwind
- Expanding into adjacent industries, aftermarket and international
- Affordable housing recovery

DREW INDUSTRIES INCORPORATED

THANK YOU

For more information contact

Jason D. Lippert
Chief Executive Officer
JasonL@lci1.com

Scott T. Mereness
President
ScottM@lci1.com

Joseph S. Giordano III
CFO & Treasurer
Joe@drewindustries.com

Twitter
YouTube
Facebook

www.drewindustries.com
www.lci1.com
574-535-1125

SECTION 7

Supplemental Schedules

Operating Results

Three Months Ended September 30,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2014[1]	2013	Change
Net Sales	$ 294.3	$ 250.9	17%
Operating Profit	$ 23.1	$ 22.8	1%
% of Sales	7.8%	9.1%	
Net Income	$ 15.5	$ 14.8	5%
Diluted EPS	$ 0.64	$ 0.62	3%

(1) *Facility start-up and realignment costs, as well as higher health insurance and material costs, had a negative impact on net income in the third quarter of 2014 of $0.15 per diluted share, as compared to the third quarter of 2013. For further information, please refer to the Company's Form 10-Q for the period ended September 30, 2014.*

DREW INDUSTRIES INCORPORATED

Operating Results

Nine Months Ended September 30,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2014[1]	2013[2]	Change
Net Sales	$ 901.4	$ 790.6	14%
Operating Profit	$ 80.3	$ 64.0	25%
% of Sales	8.9%	8.1%	
Net Income	$ 51.6	$ 40.2	28%
Diluted EPS	$ 2.12	$ 1.70	25%

(1) *Excludes loss on sale of extrusion assets. Actual 2014 operating profit was $78.3 million which was 8.7% of sales. Actual 2014 net income was $50.3 million , or diluted EPS of $2.07. Facility start-up and realignment costs, as well as higher health insurance and material costs, had a negative impact on net income in the first nine months of 2014 of $0.18 per diluted share, as compared to the same period of 2013. For further information, please refer to the Company's Form 10-Q for the period ended September 30, 2014.*

(2) *Excludes executive succession. Actual 2013 operating profit was $62.1 million which was 7.9% of sales. Actual 2013 net income was $39.0 million, or diluted EPS of $1.65.*

DREW INDUSTRIES INCORPORATED

Results By Segment

Three Months Ended September 30,

FINANCIAL PERFORMANCE

($ in millions)	2014[1]	2013	Change
Net Sales:			
RV Segment	$ 263.6	$ 218.0	21%
MH Segment	$ 30.7	$ 32.9	(7%)
Operating Profit:			
RV Segment	$ 20.3	$ 19.2	6%
MH Segment	$ 2.8	$ 3.6	(22%)
Operating Profit as a Percentage of Net Sales:			
RV Segment	7.7%	8.8%	
MH Segment	9.1%	10.9%	

(1) *Facility start-up and realignment costs, as well as higher health insurance and material costs, had a negative impact on operating profit in the third quarter of 2014 as compared to the same period of 2013. For further information, please refer to the Company's Form 10-Q for the period ended September 30, 2014.*

DREW INDUSTRIES INCORPORATED

Results By Segment

Nine Months Ended September 30,

FINANCIAL PERFORMANCE

($ in millions)	2014[1]	2013	Change
Net Sales:			
RV Segment	$ 812.5	$ 695.0	17%
MH Segment	$ 89.0	$ 95.6	(7%)
Operating Profit:			
RV Segment	$ 72.0	$ 54.1	33%
MH Segment	$ 8.2	$ 9.9	(17%)
Operating Profit as a Percentage of Net Sales:			
RV Segment	8.9%	7.8%	
MH Segment	9.2%	10.4%	

(1) *Facility start-up and realignment costs, as well as higher health insurance and material costs, had a negative impact on operating profit in the first nine months of 2014 as compared to the same period of 2013. For further information, please refer to the Company's Form 10-Q for the period ended September 30, 2014.*

DREW INDUSTRIES INCORPORATED

Debt Position

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the YTD Period
12/31/10	$ -	$ 44[(1)]	$ 44[(1)]	$ 22
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	$ -	$ 10[(2)]	$ 10[(2)]	$ 1
12/31/13	$ -	$ 66	$ 66	$ 5
09/30/14	$ 40	$ -	$ (40)[(3)]	$ 100

(1) On December 28, 2010, the Company paid a special dividend of $1.50 per share of the Company's Common Stock, or an aggregate of $33 million.

(2) On December 20, 2012, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million.

(3) On January 6, 2014, the Company paid a special dividend of $2.00 per share of the Company's Common Stock, or an aggregate of $47 million.

Balance Sheets

($ in millions)	12/31/10	12/31/11	12/31/12	12/31/13	09/30/14
Total Assets	$ 307	$ 351	$ 374	$ 453	$ 549
Total Debt	$ -	$ -	$ -	$ -	$ 40
Cash & Investments	$ 44[3]	$ 7	$ 10[4]	$ 66	$ -
Stockholders' Equity	$ 243[3]	$ 277	$ 284[4]	$ 314[5]	$ 377[5]
Days Sales in A/R[1]	12 days	17 days	14 days	16 days	20 days
Inventory Turns[2]	6.5 turns	6.2 turns	7.8 turns	7.9 turns	8.2 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.
(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.
(3) After cash dividend of $1.50 per share, or $33 million, paid in December 2010.
(4) After cash dividend of $2.00 per share, or $45 million, paid in December 2012.
(5) After cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.

DREW INDUSTRIES INCORPORATED

Cash Flow

FINANCIAL PERFORMANCE

Significant use of cash items since December 31, 2009	
Acquisitions (17)	$ 192 million
Capital expenditures	$ 129 million
Special dividends	$ 125 million
Stock repurchases	$ 2 million
Total	**$ 448 million**

DREW INDUSTRIES INCORPORATED

Cash Flow



FINANCIAL PERFORMANCE
Dividends
Capital Expenditures
Acquisitions
Operating Cash Flow
$140
$120
$100
$80
$60
$40
$20
$-
$0
$5
$65
$74
$78
$85
$130
$22
$10
$33
$50
$24
$1
$32
$45
$5
$33
$47
$100
$30
$63
$42
$37
$73
$83
2009
2010
2011
2012
2013 (1)
2014 YTD

Cumulative operating cash flow from 2009 to present (in millions)

(1) Cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.

Financial Strength

FINANCIAL PERFORMANCE

(12 months ended)	12/31/10	12/31/11	12/31/12	12/31/13	09/30/14
Return on Equity	11%	11%	13%	16%	18%
Return on Assets	9%	9%	10%	12%	13%
Total Debt to Equity	0.00	0.00	0.00	0.00	0.11
Total Debt to EBITDA[(1)]	0.00	0.00	0.00	0.00	0.33

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment.

DREW INDUSTRIES INCORPORATED

Reconciliation of Operating Profit to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	**2010**	**2011**	**2012**	**2013**	**LTM 9/14**
Operating Profit	$45.2	$48.5	$58.1	$78.3	$94.4
Depreciation & Amortization	$17.1	$20.5	$25.7	$27.5	$30.6
EBITDA	$62.5	$69.0	$83.8	$105.8	$125.0
Capital Expenditures	$10.1	$ 24.3	$32.0	$32.6	$36.5

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	2010	2011	2012	2013	LTM 9/14
Net Sales:					
RV Segment	$ 477.2	$ 570.6	$ 780.9	$ 893.7	$ 1,011.1
MH Segment	95.6	110.6	120.2	121.9	115.3
Total Net Sales	$ 572.8	$ 681.2	$ 901.1	$1,015.6	$1,126.4
Operating Profit:					
RV Segment	$ 37.3	$ 37.7	$ 47.2	$ 68.2	$ 86.2
MH Segment	8.1	10.8	12.4	11.9	10.2
Total Segment Operating Profit	45.4	48.5	59.6	80.2	96.4
Sale of extrusion assets	-	-	-	-	(2.0)
Executive Succession	-	-	(1.5)	(1.9)	-
Total Operating Profit	$ 45.4	$ 48.5	$ 58.1	$ 78.3	$ 94.4

DREW INDUSTRIES INCORPORATED

Stock Price History

- Drew has 23.7 million shares outstanding and a market capitalization of approximately $1.1 billion as of November 7, 2014



$60
$50
$40
$30
$20
$10
$0
$5
$8
$14
$18
$28
$26
$44
$27
$12
$6
$21
$21
$23
$32
$51
$47
2001
2002
2003
2004
2005
2006
10/5/07
2007
2008
3/9/09
2009
2010
2011
2012
2013
11/7/14

(December 31, unless noted)

DREW INDUSTRIES INCORPORATED

Analyst Coverage

- Citi Research
  - Gregory Badishkanian – (212) 816-2720
- CJS Securities
  - Dan Moore – (914) 287-7600
- Sidoti & Company, LLC
  - Scott Stember – (212) 453-7017
- Thompson Research Group
  - Kathryn Thompson – (615) 891-6206